Sandler O’Neill
2009 West Coast Financial Services Conference

March 3, 2009

Thomas A. Sa

Executive Vice President

Chief Financial Officer

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Forward-Looking Statements

      Certain matters discussed herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act.  Forward-looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions.  These forward-looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward-looking statements.  These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6)
changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes-Oxley Act and other regulation or internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities.  The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10-
K and 10-Q on file with the SEC.

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Why Are We Different?

Business banking focus

True business line diversification

          commercial  technology  structured finance  cash
management  international trade services  construction

Positioned to endure economic cycle

Solid core business despite significant headwinds

Proactive risk recognition and management

A business banking franchise

Professional Business Bank of Choice

for small and middle-market businesses and technology companies in

Silicon Valley, California, and the nation.

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Bridge Bank Franchise

Funding-driven approach to building the business

Experienced, disciplined board and management

Disciplined execution of our business plan

No direct subprime exposure

Limited exposure to construction and land

Full range of corporate banking products delivered through
experienced advisors

Unique & effective use of banking technology

Attractive Silicon Valley market and other expansion
opportunities

Ranked No. 2 for C&I lending by American Bankers Association1

1 American Banker magazine, American Bankers Association, Published November 17, 2008; Independent banks with less than $1 billion of assets.

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Markets

REGIONAL OFFICES

San Jose (Main)

Palo Alto

BUSINESS OFFICES

  East Bay (C&I)

  Dallas, TX (tech)

  Reston, VA (tech)

  San Francisco (tech)

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Market Conditions

Geographic

Population 3.9 million1
(+1.9% since ’00)

San Jose 10th largest US city 2

Among highest median
family and per capita
incomes in US3

Unemployment 6.9%4

Santa Clara County housing
market (-33.6%)5

Business

$99b deposit market6

Largest concentration of
technology expertise in the
world4

Silicon Valley represents
39% of US venture capital
investment ($28.3b FY20087

Ample growth opportunity in
headquarters region
minimizes expansion risk

*:Silicon Valley Region = Santa Clara, San Mateo, and Alameda
Counties

1 US Census Bureau 2007 Estimate

2 San Jose/Silicon Valley Chamber of Commerce

3 US Census/HUD CRA/HMDA Report 2008

4 City of San Jose, Office of Economic Development November
2008

5  DataQuick Housing Report, Median Price, new home sales SFD
2007 v. 2008, November 2008

6 FDIC data at June 30, 2008

7 National Venture Capital Association/PricewaterhouseCoopers
Money Tree Survey

Core Region – Silicon Valley*

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Total Assets in Millions (EOP)

Balance Sheet Growth

20.9% CAGR
(3 Years)

Purely organic
growth

Consistent leverage

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Focus on Core Funding Sources

$ millions

Deposit Mix

80%+ Core Deposits

18.4% CAGR
(3 Years)

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Diversification of Lending Activity

Loan Mix

Approximately

50% non-

real estate

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Strategic Positioning

Reduction of CRE Exposure

Significant Reserve Build

More than doubled to 2.65% of loans

$30 Million Capital Raise

Carpenter Community BancFund

$24 Million TARP Investment

U.S. Department of Treasury's Capital Purchase
Program

Well-Capitalized Institution

Risk-based capital ratio 16.9%

Tier 1 capital ratio 13.31%

Proactive Credit Risk Management

Percentage of Total Loans

Capital Sources to Fund Growth

12-31-08

Compelling Capital Position

10.54%

11.67%

10.66%

8.40%

$88,632

$80,024

12-31-07

($000’s)

12-31-08

($000’s)

Tier 1 capital

$109,221

Total capital

$138,725

Tier 1 capital ratio

Total risk based capital

Leverage ratio

Equity / Assets

13.31%

16.90%

12.36%

  11.87%

*Includes $30 million private and $23.8 million TARP preferred stock sales

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Comparative Strength

True loan portfolio diversification

No direct subprime mortgage programs

Proactive and aggressive risk management

Limited exposure ...

… and positioned to endure economic cycle.

Strong commitment to reserves @ 2.65% of gross loans

Compelling capital position

Strong core deposit franchise value

Relative geographic health; opportunity for growth

Thank You

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